Exhibit 10.30

ROXIO, INC.

2003 STOCK PLAN

STOCK OPTION AGREEMENT

MERIT OPTION

Unless otherwise defined herein, the terms defined in the Roxio, Inc. 2003 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

[Name]

You have been granted an option to purchase Common Stock of the Roxio, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant	[Date]

Vesting Commencement Date	[Date]

Exercise Price per Share*	[$____]

Total Number of Shares Granted*	[_____]

Total Exercise Price*	[$____]

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:	[Grant date + 10 years], subject to earlier termination as provided herein

The effectiveness of this Option grant is, however, subject to the approval of the Plan by the Company’s stockholders at the Company’s next annual meeting of stockholders or at an adjournment thereof. If the Company’s stockholders do not approve the Plan at such meeting, this Option and this Option Agreement shall have no effect.

Vesting Schedule:

Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

25% of the Shares subject to the Option shall vest one (1) year after the Vesting Commencement Date, and an additional 6.25% of the Shares subject to the Option shall vest at the end of each three-month period thereafter on a scheduled vesting date. On any such scheduled vesting date, vesting actually will occur only if the Optionee has not ceased to be an Employee prior to the vesting date. The Option is subject to accelerated vesting pursuant to Section 12 of the Plan.

*	Subject to adjustment in accordance with Section 12 of the Plan.

Termination Period:

This Option (to the extent vested at the time Optionee ceases to be an Employee) may be exercised for three (3) months after the later of (a) the date that Optionee ceases to be an Employee, or (b) the date that Optionee ceases to be a member of the Board. If Optionee’s status as an Employee or member of the Board terminates due to Optionee’s death or Disability, this Option (to the extent vested at the time Optionee ceases to be an Employee) may be exercised for six (6) months after the later of (a) the date that Optionee ceases to be an Employee, or (b) the date that Optionee ceases to be a member of the Board. At the time the Optionee ceases to be an Employee, the Option shall terminate to the extent that it is not vested at such time. If, after the time that the Optionee ceases to be an Employee or a member of the Board, Optionee does not exercise the then-vested portion of this Option within the time period specified above (three or six months, as applicable), the Option shall terminate at the end of such period. In no event shall this Option be exercised later than the Term/Expiration Date as provided above. In all cases, this Option is subject to earlier termination in accordance with Section 12 of the Plan. For purposes of this Option, status as an Employee shall not be deemed to have terminated in the case of: (a) sick leave; (b) military leave; (c) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (d) in the case of transfers between locations of the Company or between the Company, its Parent or Subsidiaries or its successor.

II.	AGREEMENT

A.	Grant of Option.

The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

B.	Exercise of Option.

(a)    Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b)    Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or such other form as may be approved by the Administrator) of the amount of any tax withholding required with respect to the exercise. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of such tax withholding amount.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

C.	Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

1. cash;

2. check;

3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

4. surrender of other Shares which: (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

D.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

E.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

F.	Tax Consequences.

Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

G.	Exercising the Option.

1.    Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

2.    Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a member of the Board, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

3.    Disposition of Shares.

(a)    NSO. If the Optionee holds NSO Shares for at least one (1) year after exercise, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(b)    ISO. If the Optionee holds ISO Shares for at least one (1) year after exercise and two (2) years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one (1) year after exercise or two (2) years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of: (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(c)    Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of: (i) two (2) years after the grant date, or (ii) one (1) year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

H.	Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

I.	NO GUARANTEE OF CONTINUED SERVICE.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE. NOTHING IN THIS PARAGRAPH, HOWEVER, SUPERCEDES ANY CONTRACTUAL RIGHTS THAT OPTIONEE MAY HAVE PURSUANT TO A WRITTEN EMPLOYMENT CONTRACY WITH THE COMPANY.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	ROXIO, INC.

Signature	By

Print Name	Title

Residence Address	Address:

Roxio, Inc. 455 El Camino Real Santa Clara, CA 95050

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Print Name of Spouse:	Print Name of Optionee:

(Signature of Spouse)	(Date)

EXHIBIT A

ROXIO, INC.

2003 STOCK PLAN

EXERCISE NOTICE

Roxio, Inc.

455 El Camino Real

Santa Clara, CA 95050

Attention: Stock Administrator

1.    Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Roxio, Inc. (the “Company”) under and pursuant to the 2003 Stock Plan (the “Plan”) and the Stock Option Agreement dated, ________________ (the “Option Agreement”). The purchase price for the Shares shall be $________, as required by the Option Agreement.

2.    Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3.    Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.    Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

5.    Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.    Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	ROXIO, INC.

Signature	By

Print Name Its

Address:	Address:

Roxio, Inc. 455 El Camino Real Santa Clara, CA 95050

Date Received